KCG Holdings, Inc. (KCG) 4th Quarter 2015 Earnings Presentation January 29, 2016 Exhibit 99.2

Safe Harbor Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the inability to manage trading strategy performance and sustain revenue and earnings growth; (ii) the sale of KCG Hotspot; (iii) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, the SRO’s and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (iv) past or future changes to KCG's organizational structure and management; (v) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vi) KCG's ability to keep up with technological changes; (vii) KCG's ability to effectively identify and manage market risk, operational and technology risk, cybersecurity risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (viii) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (ix) the effects of increased competition and KCG's ability to maintain and expand market share; (x) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY; and (xi) KCG’s ability to complete the sale or disposition of any or all of the assets or businesses that are classified as held for sale. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the U.S. Securities and Exchange Commission (“SEC”), including those detailed under “Certain Factors Affecting Results of Operations” in the MD&A and in “Risk Factors” in Part I, Item 1A of KCG 's Annual Report on Form 10-K for the year ended December 31, 2014, and in Part II, Item 1A of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. This information should be read in conjunction with KCG’s Consolidated Financial Statements and the Notes thereto contained in the Quarterly Report on Form 10-Q for the quarter-ended September 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

KCG financial results in 4Q15 affected by market conditions, macro events and competition KCG Electronic Trading increased average daily U.S. equity share volume from the top 25 U.S. asset managers 37 percent year over year KCG Acknowledge FI set a new quarterly record for average daily U.S. Treasury notional volume with a 51 percent rise year over year KCG BondPoint set a new quarterly record for average daily fixed income par value traded with a 15 percent increase year over year KCG completed the sales of certain legacy investments including the firm’s stake in Aperture Group, the corporate parent of OptionsHouse KCG repurchased 2.3 million shares of KCG Class A Common Stock for $29.4 million and 2.6 million warrants for $4.4 million 4th Quarter 2015 Summary

KCG Financial Results Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment (in thousands) (unaudited) For the three months ended December 31, 2014 September 30, 2015 December 31, 2015 Market Making Revenues $ 238,740 $ 299,755 $ 168,227 Expenses 196,030 214,336 174,609 Pre-tax earnings (loss) 42,710 85,419 (6,382) Global Execution Services Revenues 93,369 69,713 70,221 Expenses 83,400 70,763 71,336 Pre-tax earnings (loss) 9,969 (1,050) (1,115) Corporate and Other Revenues 14,030 7,568 24,213 Expenses 40,178 56,519 23,812 Pre-tax (loss) earnings (26,148) (48,951) 401 Consolidated Revenues 346,139 377,036 262,661 Expenses 319,608 341,617 269,757 Pre-tax earnings (loss) $ 26,531 $ 35,419 $ (7,096) Notes: 4th quarter 2015 results include a $19.8 gain from the sales of investments, $17.4 million of writedowns primarily related to assets of businesses held for sale and $3.2 million of writedowns of investments 3rd quarter 2015 results include expenses of $34.0 million related to other real estate-related charges and a writedown of assets 4th quarter 2014 results include a $2.1 million gain from the sale of the FCM as well as expenses of $6.1 million related to lease loss accruals See addendum for a reconciliation of GAAP to non-GAAP financial results.

Market Conditions in U.S. Equities Decline in average daily consolidated U.S. equity dollar volume of 4.8% and rise in share volume of 0.7% year over year Modest rise in realized volatility for the S&P 500 year over year Spike in U.S. equity market volume and realized volatility around the Fed interest rate hike in mid-December appreciably lifted quarterly totals Average daily consolidated U.S. equity share volume Average daily consolidated U.S. equity dollar volume Average realized volatility for the S&P 500 U.S. equity market volume and volatility Avg. daily share volume (in millions) 8,000 2 $400,000 Avg. daily dollar volume (in $ millions) 6,000 $300,000 4,000 $200,000 2,000 $100,000 4Q14 3Q15 4Q15 13.4 20.4 14.7 Sources: BATS Global Markets, Bloomberg

Market Conditions Across Asset Classes

Average daily volume in select securities markets	4Q14	3Q15	4Q15
Consolidated U.S. equity share volume	7,114.8 mn	7,320.9 mn	**7,162.4 mn**
"Retail" SEC Rule 605 U.S. equity share volume[1]	783.3 mn	785.1 mn	**795.0 mn**
ETF share volume	1,024.7 mn	1,021.0 mn	**875.6 mn**
Consolidated U.S. equity dollar volume	$291,349.6 mn	$293,708.9 mn	**$277,481.5 mn**
Gross retail U.S. equity dollar volume	$21,717.5 mn	$17,618.8 mn	**$16,974.6 mn**
U.S. equity futures contracts	2.6 mn	2.7 mn	**2.4 mn**
U.S. options contracts	17.9 mn	18.1 mn	**16.0 mn**
European equity notional value traded (USD)	$53.9 bn	$55.3 bn	**$59.6 bn**
Asian equity share volume[2]	6.1 bn	6.7 bn	**6.3 bn**
U.S. Treasury notional volume	$506.6 bn	$490.0 bn	**$465.4 bn**
U.S. corporate bond notional volume	$24.7 bn	$24.8 bn	**$25.1 bn**
Transactions under 250 bonds	11,747	11,862	**13,842**
FX notional value traded among reporting venues (USD)[3]	$271.0 bn	$225.6 bn	**$196.6 bn**

[1] 4Q15 SEC Rule 605-eligible U.S. equity share volume includes an estimate of December 2015 total based on public and proprietary data

[2] Represents ADV across select developed markets in the Asia-Pacific region including Australia, Hong Kong, Japan, Singapore and Taiwan

[3] FX reporting venues include EBS, Thomson Reuters FX and Hotspot

KCG

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Sources: BATS Global Markets, RegOne Solutions, Autex, CME, ICE, OCC, Bloomberg, SIFMA, TRACE, MSRB, ICAP and Thomson Reuters

Market Making in U.S. Equities Sources: KCG, SEC, RegOne Solutions; 1 Revenue from market making in U.S. equities of $139.0 million in the fourth quarter of 2015 is a factor, along with total dollar volume during the quarter of $1.8 trillion that results in average revenue capture of 0.77 basis points. 2 4Q15 SEC Rule 605 share volume includes an estimate of December 2015 total based on public and proprietary data. Revenues of approximately $139.0 million for the quarter Continuing strong competition for retail order flow Market-wide gross retail dollar volume 9.5% below the 3-year mean and the lowest quarterly total since 2Q14 Average daily ETF share volume declined 14.2% market-wide year over year 1 2

Market-Wide Retail Investor Flows in 4Q15 KCG’s Individual Investor Insights presents estimated market-wide gross and net retail investor flows based on public and proprietary data derived from monthly SEC Rule 605-eligible volume. Lowest quarterly total for gross flows since 2Q14 First monthly net outflows since December 2013, a possible indication of selling for tax purposes

Market Making in Non-U.S. Equities Note: Market making in non-U.S. equities includes European and Asian equities, fixed income, currencies and commodities. Revenues of approximately $29.2 million for the quarter The delayed interest rate hike negatively affected market-wide volumes of rates products and average daily U.S. Treasury notional volume declined 8.1% year over year Countermeasures to halt the slide in Chinese equities stifled trading in correlated markets and products across Asia Non-U.S. equity market making U.S. equity market making 4Q15 revenue distribution

KCG Electronic Trading and Sales Trading Average daily algorithmic execution and order routing U.S. equity share volume of 311.7 million amid a continuing focus on strategic clients Record average daily KCG BondPoint par value traded of $150.7 million Beginning in January 2016, KCG will re-configure the trade volumes disclosed each month to encompass client trading activity of both KCG Electronic Trading and Sales Trading KCG Electronic Trading percentage growth from the top 25 U.S. asset managers compared to 2013

Consolidated Quarterly Non-GAAP, Non-Transaction-Based Expenses Employee compensation and benefits declined $48.4 million year over year due to decreased revenues, bonus accruals and headcount Depreciation and amortization rose $3.9 million yoy from corporate relocation and real estate consolidation Debt interest increased $1.5 million yoy due to the refinancing Transaction-based expenses decreased a total of $15.2 million yoy from lower trade volumes Compensation and benefits Communications and data processing Depreciation and amortization Debt interest expense Professional fees Occupancy and equipment rentals Business development Other See addendum for a reconciliation of GAAP to non-GAAP financial results.

KCG grew market share of retail SEC Rule 605 share volume from leading U.S. brokers by 2.3% to 26.1% KCG Electronic Trading grew average daily U.S. equity share volume 72% from the top 25 U.S. asset managers KCG Acknowledge FI average daily U.S. Treasury notional volume rose 30% in spite of a 6.9% decline in electronic U.S. Treasury volumes KCG BondPoint average daily fixed income par value traded increased 5.6% KCG reduced non-GAAP, non-transaction-based expenses by $60.2 million or 7.6% KCG repurchased 27 million shares of KCG Class A Common Stock for $371.7 million, equivalent to approximately 23% of all shares outstanding at the start of 2015 KCG increased tangible book value by $3.17 to $14.89 per share and book value by $2.97 to $16.00 per share Full Year 2015 Summary

KCG Financial Results Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment (in thousands) (unaudited) For the years ended December 31, 2014 December 31, 2015 Market Making Revenues $ 901,152 $ 884,858 Expenses 754,439 762,080 Pre-tax earnings 146,713 122,778 Global Execution Services Revenues 345,710 667,723 Expenses 334,654 298,766 Pre-tax earnings 11,056 368,957 Corporate and Other Revenues 69,369 45,154 Expenses 141,951 159,552 Pre-tax loss (72,582) (114,398) Consolidated Revenues 1,316,232 1,597,735 Expenses 1,231,045 1,220,398 Pre-tax earnings $ 85,187 $ 377,337 See addendum for a reconciliation of GAAP to non-GAAP financial results.

Additional Financials Consolidated Statements of Financial Condition (in millions) (unaudited) December 31, 2014 September 30, 2015 December 31, 2015 Cash and cash equivalents $ 578.8 $ 628.2 $ 581.3 Debt 422.3 495.4 495.6 Stockholders’ equity 1,522.6 1,475.4 1,442.5 Debt-to-tangible equity ratio1 0.31 0.37 0.37 Tangible book value per share1 $11.72 $14.40 $14.89 Book value per share $13.03 $15.95 $16.00 Shares outstanding including restricted 116,860 92,508 90,156 stock units (in thousands) 1 Tangible book value is calculated by subtracting goodwill and intangible assets from equity.

Ratio of compensation to net revenues in a range of 40% to 42% for FY2016 1Q16 will exceed the range due to annual 401(k) matches and taxes on annual awards Non-transaction-based, non-compensations-based expenses budgeted for a range of $355 to $365 million for FY2016 Approximately $135 million allocated to communications and data processing expense Total non-transaction-based expenses budgeted for approximately $700 million in FY2016 In the event revenues are significantly higher, compensation which is linked to net revenues will exceed projections on an absolute basis 2016 Expense Outlook See addendum for a reconciliation of total revenues to net revenues. Based on current KCG budget, which is subject to change.

ROE of 4.0% in 2015 Based on non-GAAP pre-tax earnings of $98.7 million, a tax rate of 38% and average quarter-end stockholders’ equity of $1,543 million1 Actions necessary to attain a ROE of 10.0% in 2017 Grow annual net revenues by mid- to low-single digits in 2016 and 2017 Reduce total expenses 10% to 15% in 2017 Additional depreciation and amortization expenses related to the corporate relocation and real estate consolidation will substantially fall away at the end of 2016 Assumptions include a tax rate of 38% and book value of approximately $1.5 billion Path to Double-Digit ROE in 2017 See addendum for a reconciliation of GAAP to non-GAAP financial results. 1 Stockholders’ equity represents the average of the four quarter-end equity balances in 2015.

Reconciliation of Total Revenues to Net Revenues 4Q15 3Q15 Full Year 2015 Full Year 2014 Reconciliation of Total Revenues to Net Revenues: Total Revenues $ 262,661 $ 377,036 $ 1,597,735 $ 1,316,232 Less: Execution and clearance fees 66,613 67,502 265,186 305,177 Payments for order flow 14,464 17,121 61,741 70,183 Collateralized financing interest 8,746 8,617 34,678 27,860 Gain on sale of KCG Hotspot - - 385,026 - Gain on sales of investments 19,751 - 19,751 - Writedown of investments (3,224) - (3,224) - Net gain related to tradeMONSTER combination with OptionsHouse - - - 15,105 Income resulting from the merger of BATS and Direct Edge, net - - - 9,644 Gain on sale of FCM - - - 2,116 Non-GAAP Revenues $ 156,311 $ 283,796 $ 834,577 $ 886,147

Year ended December 31, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP income (loss) from continuing operations before income taxes $ 122,778 $ 368,957 $ (114,398) $ 377,337 Gain on sale of KCG Hotspot - (385,026) - (385,026) Gain on sales of investments - - (19,751) (19,751) Writedowns of investments - - 3,224 3,224 Other real estate related charges - - 35,284 35,284 Accelerated stock-based compensation 19,844 8,202 803 28,849 Writedown of goodwill and intangible assets 15,266 907 1,014 17,187 Debt make-whole premium - - 16,500 16,500 Writedown of capitalized debt costs - - 8,506 8,506 Professional fees related to the sale of KCG Hotspot - 6,736 - 6,736 Writedown of assets 4,595 - 825 5,420 Compensation expense related to the sale of KCG Hotspot - 4,457 - 4,457 Non-GAAP income (loss) from continuing operations before income taxes $ 162,483 $ 4,233 $ (67,993) $ 98,723 Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations)

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended December 31, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP Revenues to Non-GAAP Revenues: GAAP Revenues $ 168,227 $ 70,221 $ 24,213 $ 262,661 Gain on sales of investments - - (19,751) (19,751) Writedown of investments - - 3,224 3,224 Non-GAAP Revenues $ 168,227 $ 70,221 $ 7,686 $ 246,134 3 months ended December 31, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP (loss) income from continuing operations before income taxes $ (6,382) $ (1,115) $ 401 $ (7,096) Gain on sales of investments - - (19,751) (19,751) Writedown of investments - - 3,224 3,224 Writedown of goodwill and intangible assets 15,266 907 1,014 17,187 Writedown of assets 216 - - 216 Non-GAAP income (loss) from continuing operations before income taxes $ 9,100 $ (208) $ (15,112) $ (6,220)

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended September 30, 2015 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP income (loss) from continuing operations before income taxes $ 85,419 $ (1,050) $ (48,951) $ 35,419 Other real estate related charges - - 28,825 28,825 Writedown of assets 4,379 - 825 5,204 Non-GAAP income (loss) from continuing operations before income taxes $ 89,798 $ (1,050) $ (19,301) $ 69,448

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended December 31, 2014 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP pre-tax to non-GAAP pre-tax: GAAP income (loss) from continuing operations before income taxes $ 42,710 $ 9,969 $ (26,148) $ 26,531 Gain on sale of FCM - (2,116) - (2,116) Writedown of assets and other real estate-related charges - - 6,117 6,117 Non-GAAP income (loss) from continuing operations before income taxes $ 42,710 $ 7,853 $ (20,031) $ 30,532 3 months ended December 31, 2014 Market Making Global Execution Services Corporate and Other Consolidated Reconciliation of GAAP Revenues to Non-GAAP Revenues: GAAP Revenues $ 238,740 $ 93,369 $ 14,030 $ 346,139 Gain on sale of FCM - (2,116) - (2,116) Non-GAAP Revenues $ 238,740 $ 91,253 $ 14,030 $ 344,023

3 months ended December 31, 2015 GAAP Adjustments for non-GAAP presentation KCG non-GAAP, normalized expenses Reconciliation of GAAP expenses to KCG non-GAAP normalized expenses: Employee compensation and benefits 67,823 - 67,823 Communications and data processing 36,003 - 36,003 Depreciation and amortization 25,077 - 25,077 Debt interest expense 9,186 - 9,186 Occupancy and equipment rentals 7,842 - 7,842 Professional fees 5,774 - 5,774 Business development 1,751 - 1,751 Writedown of assets and other real estate-related charges 17,404 17,404 - Other 9,074 - 9,074 Total expenses1 $ 179,934 $ 17,404 $ 162,530 Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended September 30, 2015 GAAP Adjustments for non-GAAP presentation KCG non-GAAP, normalized expenses Reconciliation of GAAP expenses to KCG non-GAAP normalized expenses: Employee compensation and benefits 121,597 - 121,597 Communications and data processing 35,256 - 35,256 Depreciation and amortization 23,813 - 23,813 Debt interest expense 9,117 - 9,117 Professional fees 4,406 - 4,406 Occupancy and equipment rentals 7,472 - 7,472 Business development 1,846 - 1,846 Writedown of assets and other real estate related charges 34,029 34,029 - Other 10,841 - 10,841 Total expenses1 $ 248,377 $ 34,029 $ 214,348 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Regulation G Reconciliation of Non-GAAP Financial Measures (Continuing Operations) 3 months ended December 31, 2014 GAAP Adjustments for non-GAAP presentation KCG adjusted, normalized expenses Reconciliation of GAAP expenses to KCG non-GAAP normalized expenses: Employee compensation and benefits 116,214 - 116,214 Communications and data processing 36,945 - 36,945 Depreciation and amortization 21,224 - 21,224 Debt interest expense 7,721 - 7,721 Professional fees 5,695 - 5,695 Occupancy and equipment rentals 8,514 - 8,514 Business development 2,308 - 2,308 Writedown of assets and other real estate-related charges 6,117 6,117 - Other 9,822 - 9,822 Total expenses1 $ 214,561 $ 6,117 $ 208,444 1 Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.